EXHIBIT 10.10

                        RESTRICTED STOCK PURCHASE AGREEMENT


        This RESTRICTED STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of October 15, 1997, is made by and between Boatracs, Inc., a California corporation ("Company"), and Jon Gilbert ("Executive"), with reference to the following facts:

    A.   Company has appointed Executive as the Chief Executive
         Officer of the Company.

    B. Company desires to grant to Executive the ability to purchase and own up to 2,900,000 shares of Company's common stock on the terms and conditions hereafter set forth in this Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

	1.	Restricted Stock.

		(a)	Purchase of Restricted Stock.  In consideration
of Executive's current and future services during employment with Company, Company irrevocably agrees to sell, and Executive irrevocably agrees to purchase, on the date of this Agreement at a purchase price of eighty cents ($0.80) per share, a total of 2,900,000 shares (the "Restricted Shares") of the Company's common stock, no par value (the "Common Stock"), upon the terms and conditions set forth in this Agreement, for a total purchase price of two million three hundred twenty thousand dollars ($2,320,000)
(the "Total Purchase Price").

		(b)	Consideration to Company.  In consideration of the
execution of this Agreement by Company, Executive agrees to render faithful and efficient services to Company. Nothing in this Agreement shall confer upon Executive any right to continue in the employ of Company or shall interfere with or restrict in any way the rights of Executive to resign at any time or the rights of the Company to discharge Executive at any time for any reason whatsoever, with or without cause, in any employment agreement between the Company and Executive.

		(c)	Payment of Total Purchase Price.  The payment of
the Total Purchase Price shall be made on the date hereof and shall be paid as follows:

                       (i) Executive shall pay to Company by personal check an amount equal to three hundred eighty six thousand six hundred sixty-eight dollars and no cents ($386,668.00), which amount represents payment in full for four hundred eighty-three thousand three hundred thirty-five (483,335) Restricted Shares (the "Paid Restricted Shares"), which shall be fully paid and nonassessable and not subject to the Company's repurchase obligation described herein below;

			(ii)	Executive shall pay to Company by personal
check an amount equal to two thousand four hundred sixteen dollars and sixty-seven cents
($2,416.67), which amount represents payment of one one-thousandth of one cent ($0.001) per share for two million four hundred sixteen thousand six hundred sixty-five (2,416,665) Restricted Shares;

			(iii)	Executive shall execute and deliver to Company
                         a full recourse
promissory note (the "Promissory Note"), substantially in the form of the attached Exhibit A, with respect to the balance of the Total Purchase Price, in an original principal amount of one million nine hundred thirty thousand nine hundred fifteen dollars and thirty-three cents ($1,930,915.33).
The Promissory Note shall be secured by a security interest in the unvested Restricted Shares pursuant to a Pledge Agreement, substantially in the form of Exhibit B hereto, as the same may be amended, modified and supplemented from time to time (the "Pledge Agreement"); and

			(iv)	Executive shall pay to Company by personal
                         check an amount
equal to the amounts which, under federal, state, or local tax law, Company is required to withhold upon the purchase of Restricted Shares pursuant to this Agreement.

		(d)	Issuance of Stock Certificates.  Upon execution of this
                 Agreement and
payment of the Total Purchase Price for the Restricted Shares as described above, the Company shall issue and deliver to Executive one or more certificates representing the Paid Restricted Shares. The Company shall also issue to Executive one or more additional certificates representing the Unvested Shares (as hereinafter defined), which certificates shall immediately be delivered to and held by the Company as collateral pursuant to the Pledge Agreement and shall be released to Executive as provided therein. All certificates shall bear the legend described in Section 2 below.

	 2.	Investment Representation, Warranties and Acknowledgements of
          Executive.  Executive represents and warrants to Company as follows:

		(a)	That Executive is acquiring the Restricted Shares for
                 investment and for
his own account and not with a present view to, or for sale or any disposition in connection with, any distribution or other transfer thereof, nor with any present intention of selling or otherwise transferring the Restricted Shares.

		(b)	That Executive has such knowledge and experience in
                 financial and
business matters that he is capable of evaluating the merits and risks of his investment hereunder, and that he understands and has taken cognizance of all of the risk factors related thereto.

		(c)	That Executive's financial condition is such that he
                 can afford to
bear the economic risk of holding the unregistered Restricted Shares for an indefinite period of time and suffer a complete loss of his investment hereunder.

		(d)	That Executive has been given adequate opportunities
                 (i) to obtain any
additional information and documents relating to his investment in the Restricted Shares and (ii) to ask questions and receive answers about such documents, the Company and its business and prospects; and that these opportunities have provided the Executive with all additional information necessary or desirable to an evaluation of the merits and risks related to his investment hereunder.

		(e)	Executive acknowledges the following:

			(i)	That the Restricted Shares have not been
                         registered under the
Securities Act or under the securities laws of any state and that the Company is under no obligation to register any of the Restricted Shares except as provided herein.

			(ii)	That the certificates representing the Unvested
                         Shares shall be
held by the Company as collateral for the Promissory Note and only certificates representing Vested Shares shall be delivered to the Executive.

			(iii)	That the certificates representing any of the
                         Restricted Shares
shall bear a legend in substantially the following form:

"THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT
BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED,
HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH
TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION
OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF
A RESTRICTED STOCK PURCHASE AGREEMENT DATED AS OF
OCTOBER 15, 1997 (A COPY OF WHICH IS ON FILE WITH THE
SECRETARY OF THE COMPANY).  IF TRANSFER IS PERMITTED
BY THE TERMS OF SUCH AGREEMENT, NO TRANSFER, SALE,
ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER
DISPOSITION OF THE SHARES REPRESENTED BY THIS
CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN
EFFECTIVE REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR (B) IF
THE COMPANY HAS BEEN FURNISHED WITH A
SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER
THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE,
HYPOTHECATION OR OTHER DISPOSITION IS (1) AN EXEMPT
TRANSACTION UNDER THE ACT OR THE RULES AND
REGULATIONS IN EFFECT THEREUNDER AND (2) AN EXEMPT
TRANSACTION UNDER THE APPLICABLE SECURITIES LAWS
OF ANY STATE."

		(f)	That this Agreement and Executive's employment
                 agreement with the
Company will not cause or require Executive to breach any obligation to, or agreement with, any other party.

	 3.	Vesting of Rights to Restricted Shares.

		(a)	Definitions.  For purposes of this Agreement, the
                 following terms shall
have the meanings provided:

			(i)	"Cause" means (A) the conviction of a felony
                         or a crime
involving moral turpitude or fraud; (B) substantial and repeated failure to perform duties as reasonably directed by the Board of Directors of the Company; or (C) gross negligence or wilful misconduct which brings the Company into substantial public disgrace or disrepute.

			(ii)	"Good Reason" means the occurrence of any of
                         the following
events without Executive's express written consent: (A) any material adverse change in Executive's title of Chief Executive Officer, authorities or responsibilities which were in effect immediately prior to such change;
(B) a reduction by the Company in the base compensation paid to Executive;
(C) the failure by the Company to provide to Executive compensation and benefits (including without limitation, incentive, bonus and other compensation plans and any vacation, medical, hospitalization, life insurance, dental or disability benefit plan), on similar terms and conditions which are made available to other senior managerial employees of the Company; or (D) any material breach of this Agreement by the Company which has not been cured within seven (7) days after notice of such breach has been delivered by Executive to the Company.

			(iii)	"Permanent Disability" means the inability of
                         Executive to
reasonably perform his duties and responsibilities for a period of six (6) consecutive months due to a medical or mental disability.

			(iv)	"Unvested Shares" means any Restricted Shares
                        which are not Vested Shares.

			(v)	"Vested Shares" means, as of any date, any
                         Restricted Shares
which have vested on or prior to such date pursuant to the provisions of
Section 3(b).

		(b)	Vesting.  The Unvested Shares shall vest in accordance
                 with the
following provisions (the "Vesting Schedule"):

			(i)	On the date of this Agreement and upon payment
                         therefor as
described in Section 1(c)(i), the Paid Restricted Shares shall become Vested Shares;

			(ii)	on the date which is six (6) months after the
                        date of this
Agreement and upon payment of the first Installment (as defined in the Promissory Note), an additional four hundred eighty-three thousand three hundred thirty-three (483,333) Unvested Shares shall become Vested Shares;

			(iii)	on the date which is twelve (12) months after
                         the date of this
Agreement and upon payment of the second Installment (as defined in the Promissory Note), an additional four hundred eighty-three thousand three hundred thirty-three (483,333) Unvested Shares shall become Vested Shares;

			(iv)	on the date which is eighteen (18) months
                        after the date of this
Agreement and upon payment of the third Installment (as defined in the Promissory Note), an additional four hundred eighty-three thousand three hundred thirty-three (483,333) Unvested Shares shall become Vested Shares;

			(v)	on the date which is twenty-four (24) months
                         after the date of this
Agreement and upon payment of the fourth Installment (as defined in the Promissory Note), an additional four hundred eighty-three thousand three hundred thirty-three (483,333) Unvested Shares shall become Vested Shares; and

			(vi)	on the date which is thirty (30) months after
                         the date of this
Agreement and upon payment of the fifth Installment (as defined in the Promissory Note), the remaining four hundred eighty-three thousand three hundred thirty-three (483,333) Unvested Shares shall become Vested Shares.

		(c)	Employment Termination: Option to Repurchase.  In the
                 event
Executive's employment with the Company is terminated (i) by the Company for Cause; or (ii) due to Executive's voluntary resignation without Good Reason; the Company shall have the option (the "Company Option") to repurchase all Unvested Shares from Executive, which option must be exercised within thirty
(30) days of the date of such employment termination. In the event the Company elects to exercise the Company Option, the repurchase price for the Unvested Shares shall be equal to the outstanding principal balance and all accrued but unpaid interest under the Promissory Note as of the date of exercise of the Company Option, which shall be paid though the cancellation of the Promissory Note and a deemed satisfaction of all amounts due thereunder, including without limitation outstanding principal and all accrued interest. In the event the Company does not exercise the Company Option as provided herein, the Unvested Shares shall continue to vest in Executive in accordance with the vesting schedule set forth in Section 3(b) above.

		(d)	Employment Termination: Executive's Option.  In the event
                 Executive's
employment with the Company is terminated (i) by the Company without Cause;
(ii) by Executive for Good Reason; (iii) due to Executive's death; or
(iv) by the Company due to Executive's Permanent Disability, Executive shall have the option (the "Executive Option"), exercisable at any time within ninety (90) days after such termination of employment (the "Executive Option Period"), to accelerate the vesting of all Unvested Shares by paying all outstanding principal under the Promissory Note and the accrued but unpaid interest thereon, calculated to the date the Executive Option is exercised; provided, however, that in the event of any termination of employment due to Executive's death or Permanent Disability, the Executive Option shall only be exercisable if (x) the per share fair market value of the Common Stock is greater than or equal to three dollars ($3.00) per share and (y) such termination of employment occurs one (1) year or more after the date of this Agreement (the foregoing conditions are collectively referred to as the "Threshold Conditions"). Upon the payment of all principal and interest under the Promissory Note in accordance with the previous sentence, all remaining Unvested Shares shall become Vested Shares. In the event that the Executive Option is not exercised within the Executive Option
Period, or upon written notice from Executive that Executive will not exercise the Executive Option (the "Executive Notice"), whichever occurs first, the Company shall have the obligation to repurchase all Unvested Shares as described in Section 4 below.

	4.	Obligation to Repurchase Unvested Shares.  (i) In the event of any
termination of Executive's employment with the Company due to Executive's death or Permanent Disability and the Threshold Conditions have not been met as of the date of such employment termination, or (ii) in the event the Executive Option is not exercised by Executive within the Executive Option Period, Company shall have the obligation ("Repurchase Obligation"), to repurchase all of the Unvested Shares from Executive. The Repurchase Obligation shall become effective (the "Repurchase Obligation Effective
Date") immediately upon the earlier of (i) any termination of Executive's employment with the Company described in Section 3(d) above, (ii) receipt of the Executive Notice, or (iii) Executive's non-exercise of the Executive Option within the Executive Option Period. The repurchase price for the Unvested Shares shall be equal to the outstanding principal balance and all accrued but unpaid interest under the Promissory Note as of the Repurchase Obligation Effective Date, which shall be paid though the cancellation of the Promissory Note and a deemed satisfaction of all amounts due thereunder, including without limitation outstanding principal and all accrued interest.

	5.	Acceleration of Vesting.  Anything to the contrary herein
notwithstanding, upon the occurrence of any (i) merger or consolidation involving the Company whereby the Company is not the surviving entity;
(ii) sale of all or substantially all of the assets of the Company or 50% or more of the Company's then outstanding voting securities; or (iii) the liquidation or dissolution of the Company (collectively, "Acceleration Event"); at Executive's option all Unvested Shares shall become Vested Shares and all amounts due under the Promissory Note shall become due and payable as of the date of the closing of the Acceleration Event.

	6.	Rights as to Unvested Shares.  Effective as of the date of this
         Agreement,
Executive shall have full rights of ownership with respect to all of the Restricted Shares, except as expressly limited by the terms of the Pledge Agreement. Such rights shall include without limitation (i) voting rights on all matters which the holders of Common Stock are entitled to vote thereon, and (ii) rights to receive dividends and all distributions of any type or description made with respect to Common Stock.


	7.	Registration Rights.

		(a)	Definitions.  For purposes of this Agreement, the
                 following terms shall have the meanings provided:

			(i)	"Registrable Securities" means all Vested
                        Shares
held by Executive and all other shares of the Company's Common Stock held by
 Executive
which are not subject to a repurchase right or option held by a third party.

			(ii)	"SEC" means the Securities and Exchange
                         Commission.

			(iii)	"Securities Act" means the Securities Act of
                         1933, as amended
from time to time.

		(b)	Demand Registrations.  At any time subsequent to
                the first anniversary
of the date of this Agreement, Executive shall have the right to make a written request to the Company for registration under and in accordance with the provisions of the Securities Act of all or part of the Registrable Securities held by Executive (a "Demand Registration"). Such written request shall specify the aggregate amount of Registrable Securities to be registered and shall also specify the intended method or methods of disposition thereof. Within one hundred eighty (180) days of receipt of such written request, the Company shall make a registration under this
Section 6 on such appropriate registration form of the SEC (x) as shall be selected by the Company and as shall be reasonably acceptable to Executive, and (y) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the written request for such registration. Executive shall have the right to make up to and including two (2) Demand Registrations.

			(i)	Expenses.  The Company will pay any and all
                         costs, fees and
expenses relating or incident to the performance of the Company's obligations pursuant to Demand Registrations; provided, however, that any underwriters commission or discount shall be borne pro-rata by all holders of securities being registered under such Demand Registration.

			(ii)	Effective Registration Statement.  The Company
                         shall be deemed
to have effected a Demand Registration if the registration statement relating to such Demand Registration is declared effective by the SEC; provided, however, that no Demand Registration shall be deemed to have been effected if (x) such registration, after it has become effective, is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court by reason of an act or omission by the Company or (y) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied because of an act or omission by the Company.


		(c)	Piggyback Registrations.  If, at any time, the Company
                determines to
register, whether for its own account or pursuant to a request by any third party, any of its equity securities (including securities convertible into equity securities), other than a registration on Form S-4 or S-8 or any successor form to such Forms, for its own account or for the account of others under the Securities Act, the Company shall, at each such time, promptly give Executive written notice of such determination (the "Initial Notice") and Executive shall be entitled to include in such registration statement the Registrable Securities held by Executive ("Piggyback Registration"). The Company shall include in such registration statement such shares of Registrable Securities for which the Company has received written requests to register such shares within 15 days after the date of the Initial Notice. If the total amount of securities that are to be included by either the Company for its own account or any other person who is entitled to include securities held by such person in the proposed registration, exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, then the Company will include in such registration only the number of securities which in the opinion of such underwriters can be sold, selected from the securities to be registered by the Company and the securities requested to be included by Executive and all other persons holding securities to be registered pro rata based on the number of securities which each of them proposes to register. The Company will pay all any and all costs, fees and expenses relating or incident to the performance of the Company's obligations pursuant to Piggyback Registrations; provided, however, that any underwriters commission or discount shall be borne pro-rata by all holders of securities being registered under such Piggyback Registration.

	8.	Restrictions on Transfer.  Executive acknowledges and agrees that any
transfer of the Restricted Shares by Executive shall comply with the requirements of the Securities Act of 1933, as amended, and the terms and conditions of this Agreement.

	9.	Right of First Refusal.  If, at any time prior to April 13,
        2000,
Executive desires to sell and transfer any Restricted Shares to any person other than (i) any trust or custodianship, the beneficiaries of which include only Executive, his spouse, or his lineal descendants, provided that Executive shall exercise control over such trust or custodial arrangement; (ii) a corporation or limited liability company or other entity under the sole control of Executive; (iii) the Company pursuant to the terms of this Agreement; or (iv) pursuant to the laws of devise and descent; and further provided in each case that the transferee acknowledges and agrees to be bound by the terms of this Agreement, Executive shall give notice of such sale and transfer (the "Transfer Notice") to the Company. The
Transfer Notice shall state the terms and conditions of such transaction, including the name of
the prospective purchaser, the number of shares of such Restricted Shares to be transferred (the
"Offered Shares"), the proposed purchase price for the Offered Shares (the
 "Offer Price"),
payment terms and the type of disposition.  The Transfer Notice shall further state that the
Company has the option to acquire, in accordance with the provisions of this
 Agreement, any
of the Offered Shares in accordance with the terms and conditions set forth in the Transfer
Notice, except that (x) the Company may not purchase any of such Offered Shares unless the
Company purchases all of such Offered Shares, and (y) the Company shall be extended the benefits of any credit terms contained in the Transfer Notice provided that the
 Company has
substantially the same credit rating as the offeror or the Company posts security reasonably acceptable to Executive. The Company shall have a period of fifteen (15)
 business days after
receipt of the Transfer Notice (the "Option Period") in which to close the purchase of Offered
Shares and pay the Offer Price.  In the event the Company elects not to exercise the foregoing
option or if the closing does not take place within the Option Period, Executive may sell and
transfer such Restricted Shares pursuant to the terms of the Transfer Notice;
 provided,
however, that the closing of such sale and transfer must occur within sixty (60)
 days of the
date of the Transfer Notice.  In the event such closing does not occur within said period, the
Offered Shares must be re-offered to the Company in the manner described above.

	10.	Notices.  Any notice to be given under the terms of this
         Agreement to
 Company
shall be addressed to the Secretary of the Company at 6440 Lusk Blvd., Suite
 D-201, San
Diego, California 92121, and any notice to be given to Executive shall be addressed to him at
the address given beneath his signature hereto.  By a notice given pursuant to this Section,
either party may hereafter designate a different address for notices to be given to him.  Any
notice shall be deemed duly given: at the time delivered by hand, if personally delivered; 3
business days after being deposited in the United States mail, first class postage prepaid, if mailed; when receipt acknowledged by addressee, if by facsimile transmission;
 and on the next
business day if timely delivered to an air courier guaranteeing overnight delivery.

	11.	Covenant Regarding 83(b) Election.  Executive hereby covenants and agrees
that he will make an election provided pursuant to Treasury Regulation 1.83-2 with respect to
the purchase of Restricted Shares hereunder; and Executive further covenants and agrees that
Executive will furnish Company with copies of the forms of election Executive files with the
Internal Revenue Service within 30 days after the date of such purchase.  For purposes of such
election and any tax returns filed by the Company or Executive relating thereto,
 Company and
Executive agree that the fair market value of the Restricted Shares on the date of this
Agreement is eighty cents ($0.80) per share.

	12.	Waiver.  No provision of this Agreement may be modified, waived or discharged unless such modification, waiver or discharge is agreed to in writing by the party
against whom enforcement is sought.  No waiver by either party hereto at any time of any
breach by the other party hereto of, or compliance with, any condition or provision of this
Agreement to be performed by such other party shall be deemed a waiver of similar or
dissimilar provisions or conditions at the same or at any prior or subsequent time.  No
agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this
Agreement.

	13.	Severability.  Whenever possible, each provision of this
        Agreement shall
 be
interpreted in such manner as to be valid and effective under applicable law, but if any
provision of this Agreement is found to be prohibited or invalid under applicable law, such
provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

	14.	Entire Agreement.  This Agreement, the Promissory Note and the
         Pledge
Agreement constitute the entire agreement between the parties hereto and supersedes all prior
agreement, understandings and arrangements, oral or written between the parties hereto with
respect to the subject matter hereof.

	15.	Governing Law.  This Agreement shall be governed by and
        interpreted in
accordance with the internal laws, excluding conflicts and choice of laws, of the State of
California.

	16.	Attorneys' Fees.  If any party to this Agreement brings an
        action to
 enforce its
rights under this Agreement, the prevailing party shall be entitled to recover its costs and
expenses, including without limitation reasonable attorneys' fees, incurred in connection with
such action, including any appeal of such action.

	17.	Counterparts.  This Agreement may be executed in several
        counterparts,
 each of
which shall be deemed to be an original but all of which together will constitute one and the
same instrument.

	18.	Captions and Section Headings.  Captions and section headings used herein
 are
for convenience only, are not a part hereof and shall not be used in construing this Agreement.

		IN WITNESS WHEREOF, this Restricted Stock Purchase Agreement has been executed and delivered by the parties hereto as of the date first written above.


	Company:			BOATRACS, INC.
					a California corporation


                                        By:   /S/ MICHAEL SILVERMAN
                                                Name:  Michael Silverman
                                                Title: Chairman


        Executive:                      Signature:  /S/ JON GILBERT


                                                Name:   Jon Gilbert

                                                Address: 2572 Calle Del Oro
                                                         La Jolla, Ca 92037